UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/07/2009

NATCO GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15603

DE	222906892
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11210 Equity Drive, Houston, TX 77041
(Address of principal executive offices, including zip code)

713-849-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On January 7, 2009, NATCO Group Inc. issued a press release announcing its preliminary guidance for 2009. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

       99.1        Press Release dated January 7, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATCO GROUP INC.

Date: January 07, 2009	By:	/s/ John. U. Clarke
John. U. Clarke
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release